                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  March 2, 1999



                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


           DELAWARE                  1-4300                  41-0747868
(State of Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)         Identification Number)


                            2000 POST OAK BOULEVARD
                                   SUITE 1000
                           HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (713)296-6000

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ITEM 5.  OTHER EVENTS

       Exhibits are filed herewith in connection with the Registration Statement (the "Registration Statement") on Form S-3 (Registration
Nos. 333-39973 and 333-39973-01) filed on November 12, 1997 by Apache
Corporation ("Apache") and its indirect wholly-owned subsidiary, Apache Finance Pty Ltd ("Apache Finance"), with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Act"). The Registration Statement, amended by Apache and Apache Finance on
November 21, 1997 and declared effective by the SEC on November 24, 1997, covers debt securities of Apache Finance, guaranteed by Apache, for delayed or continuous offering pursuant to Rule 415 under the Act for an aggregate initial offering price not to exceed $300 million. Reference is made to the Registration Statement for further information concerning the terms of such debt securities and the offering thereof. The debt securities are issuable under an indenture, dated December 9, 1997 (the "Indenture"), between Apache Finance as Issuer, Apache as Guarantor, and The Chase Manhattan Bank as Trustee. The Indenture is listed under Item 7 as Exhibit 4.1. and is incorporated herein by reference.

       Pursuant to a Terms Agreement dated on or about March 2, 1999 and the Underwriting Agreement Basic Terms incorporated by reference therein (collectively, the "Underwriting Agreement"), by and among Apache Finance, Apache, and Salomon Smith Barney, chase Securities Inc. and Goldman, Sachs & Co. (the "Underwriters"), Apache Finance will issue to the Underwriters, for offering to the public, U.S. $100,000,000 principal amount of 7% global note due 2009 (the "Notes") under the Indenture. As a result of the issuance of the debt securities in the form of a global note, rights under the global note will be able to be created for the holders of the securities. The form of Underwriting Agreement is listed under Item 7 as Exhibit 1.1 and is incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    EXHIBITS

EXHIBIT NO.           DESCRIPTION
-----------           -----------

1.1** Form of Underwriting Agreement, dated on or about March 2, 1999, among Apache Finance Pty Ltd, Apache Corporation and the Underwriters.

4.1 Indenture, dated December 9, 1997, among Apache Fiance Pty Ltd, Apache Corporation and The Chase Manhattan Bank, Trustee, governing the Debt Securities (and the Guarantees) -- incorporated by reference to Exhibit 4.1 to Amendment No. 1 on Form 8-K/A to Apache Corporation's Current Report on Form 8-K, dated December 5, 1997, SEC File No. 1-4300.

4.2**                 Form of 7% Notes due 2009.

99.1*                 Statement of Computation of Ratios of Earnings to
                      Fixed Charges.

-----------------
*    filed herewith
**   to be filed by amendment


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             APACHE CORPORATION



Date:  March 2, 1999                         /s/ Z. S. Kobiashvili
                                                --------------------------------
                                             Z. S. Kobiashvili
                                             Vice President and General Counsel


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                                EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION
-----------           -----------

1.1** Form of Underwriting Agreement, dated on or about March 2, 1999, among Apache Finance Pty Ltd, Apache Corporation and the Underwriters.

4.1 Indenture, dated December 9, 1997, among Apache Fiance Pty Ltd, Apache Corporation and The Chase Manhattan Bank, Trustee, governing the Debt Securities (and the Guarantees) -- incorporated by reference to Exhibit 4.1 to Amendment No. 1 on Form 8-K/A to Apache Corporation's Current Report on Form 8-K, dated December 5, 1997, SEC File No. 1-4300.

4.2**                 Form of 7% Notes due 2009.

99.1*                 Statement of Computation of Ratios of Earnings to
                      Fixed Charges.

-----------------
*    filed herewith
**   to be filed by amendment